                                                                    EXHIBIT 23.4



                          CONSENT OF DIRECTOR NOMINEE



     I hereby consent to reference in the Registration Statement of AdStar.com, Inc., a Delaware corporation, to me as a Director Nominee.



Dated: December 1, 1999



                                                   /s/ R. S. POSNER

                                          --------------------------------------

                                                        Signature



                                          Name: RONALD S. POSNER